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                                                                    EXHIBIT 10.9

Schedule to Form of Executive Employment Agreement

Executed copies of Executive Employment Agreements with Dan Barnea, Darroll Buytenhuys, Jeffrey Hawn and Deborah Tummins have been omitted. The following schedule sets forth the material details in which such executed copies differ from the Form of Executive Employment Agreement filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2000 and incorporated herein by reference (the "Form Agreement"). With respect to Darroll Buytenhuys, such differences were previously filed in the schedule accompanying the Form Agreement.

Item                     Dan Barnea           Jeffrey Hawn         Deborah Tummins
----                     ----------           ------------         ---------------
Effective Date           April 1, 2000        July 24, 2000        July 11, 2000

Duties                   VP/GM-ITPA           Sr. VP -             Sr. VP - Field Operations,
                                              BMC Ventures         The Americas

Salary                   $300,000             $350,000             $265,000

Stock Options            50,000               250,000              225,000

Restricted Stock         N/A                  50,000               N/A

Severance:
  Salary Payment         2 years              2 years              2 years
  Bonus Payment          3 year average       3 year average       3 year average

Change of Control:
  Salary Payment         2 years              2 years              2 years
  Bonus Payment          3 year average       3 year average       3 year average